Exhibit 10.15

EXECUTION VERSION

FIRST AMENDMENT dated as of January 24, 2020 (this “Amendment”), among TYSON FOODS, INC., the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
Reference is made to the Amended and Restated Credit Agreement dated as of March 14, 2018 (the “Credit Agreement”), among Tyson Foods, Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company that may be Subsidiary Borrowers from time to time, the Lenders from time to time party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
WHEREAS, the Company has requested that the Credit Agreement be amended to eliminate the “freezing” of GAAP with respect to leasing obligations and update certain definitions related thereto.
WHEREAS, the Lenders party hereto and the Administrative Agent are willing to agree to such amendment to the Credit Agreement on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. On and as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) The definition of “Capital Lease Obligations” set forth in Section 1.01 of the Credit Agreement is hereby deleted, and each reference in the Credit Agreement to “Capital Lease Obligations” is hereby replaced with a reference to “Finance Lease Obligations”.

(b) Section 1.01 of the Credit Agreement is hereby amended to add, in appropriate alphabetical order, the following definition:
“Finance Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, to the extent such obligations are required to be classified and accounted for as finance leases on the balance sheet of such Person under GAAP, and the amount of such obligations at any time shall be the amount thereof that would be required to be set forth on the balance sheet as a finance lease liability of such Person prepared as of such time in accordance with GAAP. For purposes of Section 6.02, a Finance Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee. Each reference to “Capital Lease Obligations” in this Agreement shall be deemed to be a reference to Finance Lease Obligations.
(c) The definition of “Consolidated Cash Interest Expense” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Exhibit 10.15

“Consolidated Cash Interest Expense” means, for any period, the excess of (a) the sum, without duplication, of (i) interest expense during such period (including interest expense in respect of Finance Lease Obligations that would be included in the computation of interest expense under GAAP and taking into account net payments under Swap Agreements entered into to hedge interest rates to the extent such net payments are allocable to such period in accordance with GAAP) of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, (ii) the interest expense that would be imputed for such period in respect of Synthetic Leases of the Company and its consolidated Subsidiaries if such Synthetic Leases were accounted for as Finance Lease Obligations, determined on a consolidated basis in accordance with GAAP, (iii) any interest or other financing costs becoming payable during such period in respect of Indebtedness of the Company or its consolidated Subsidiaries to the extent such interest or other financing costs shall have been capitalized rather than included in Consolidated Interest Expense for such period in accordance with GAAP, (iv) any cash payments made during such period in respect of amounts referred to in clause (b)(ii) below that were amortized or accrued in a previous period (other than any such cash payments in respect of the AdvancePierre Notes) and (v) to the extent not otherwise included in Consolidated Interest Expense, commissions, discounts, yield and other fees and charges incurred in connection with Securitization Transactions which are payable to any Person other than the Company or any Subsidiary, and any other amounts comparable to or in the nature of interest under any Securitization Transaction, including losses on the sale of assets relating to any receivables securitization transaction accounted for as a “true sale”, minus (b) the sum of (i) to the extent included in Consolidated Interest Expense for such period, noncash amounts attributable to amortization or write-off of capitalized interest or other financing costs paid in a previous period, (ii) to the extent included in Consolidated Interest Expense for such period, noncash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period, and (iii) to the extent included in such Consolidated Interest Expense for such period, noncash amounts attributable to Swap Agreements pursuant to GAAP, including as a result of the application of ASC 815. For purposes of calculating Consolidated Cash Interest Expense for any period, if during such period the Company or any Subsidiary shall have consummated a Material Acquisition or a Material Disposition, Consolidated Cash Interest Expense for such period shall be calculated after giving pro forma effect thereto in accordance with Section 1.04(b). The AdvancePierre Notes Premium Amount paid to holders of the AdvancePierre Notes in connection with the prepayment or redemption thereof shall be disregarded for purposes of calculating Consolidated Cash Interest Expense for any period.
(d) The definition of “Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Exhibit 10.15

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding trade accounts payable incurred in the ordinary course of business and excluding obligations with respect to letters of credit securing such trade accounts payable entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawings are reimbursed no later than the tenth Business Day following payment on the letter of credit), (d) all obligations of such Person in respect of the deferred purchase price of property or services (including payments in respect of non-competition agreements or other arrangements representing acquisition consideration, in each case, entered into in connection with an acquisition, but excluding (i) accounts payable incurred in the ordinary course of business on normal commercial terms and not overdue by more than 60 days, (ii) deferred compensation and (iii) any purchase price adjustment, earnout or deferred payment of a similar nature (other than in respect of non-competition agreements and other such arrangements referred to above) incurred in connection with an acquisition (but only to the extent that, at the time of closing of such acquisition, the amount thereof is not determinable and, to the extent the amount thereof thereafter becomes fixed and determined, such amount is payable within 60 days thereafter; provided that, if such amount shall not have been paid within 60 days thereafter, such amount shall no longer be excluded under this clause (iii)), (e) all Capital Lease Obligations and Synthetic Lease Obligations of such Person, (f) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty (other than obligations with respect to letters of credit securing obligations (other than obligations of other Persons described in clauses (a) through (e) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit), (g) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (h) all Disqualified Equity Interests in such Person, valued, as of the date of determination, at the greater of (i) the maximum aggregate amount that would be payable upon maturity, redemption, repayment or repurchase thereof (or of Disqualified Equity Interests or Indebtedness into which such Disqualified Equity Interests are convertible or exchangeable) and (ii) the maximum liquidation preference of such Disqualified Equity Interests, (i) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, the amount of such Indebtedness being deemed to be the lesser of the fair market value (as determined reasonably and in good faith by the Chief Financial Officer of the Company) of such property or assets and the amount of the Indebtedness so secured, (j) all Guarantees by such Person of Indebtedness of others, and (k) all obligations of such Person in respect of Securitization Transactions (valued as set forth in the definition of Securitization Transaction). Indebtedness shall not include obligations under any operating lease of property of the Company or any Subsidiary, except that Synthetic Lease Obligations shall constitute Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all obligations as described above; provided, however, that, in the case of Indebtedness sold by the obligor at a discount, the amount of such Indebtedness at any time shall be the accreted value thereof at such time. Except as otherwise expressly provided herein, the term “Indebtedness” shall not include cash interest thereon.
(e) The definition of “Lien” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, finance lease or other title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
(f) The definition of “Sale/Leaseback Transaction” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Sale/Leaseback Transaction” means an arrangement relating to property owned by the Company or any Subsidiary whereby the Company or such Subsidiary sells or transfers such property to any Person and the Company or any Subsidiary leases such property, or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, from such Person or its Affiliates; provided, however, that any such arrangement incurred in connection with the acquisition of property that is leased by the Company or any Subsidiary pursuant to an operating lease (other than a Synthetic Lease) shall not be considered a Sale/Leaseback Transaction.
(g) Section 1.04(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Exhibit 10.15

“(a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision (including any definition) hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, in each case other than for purposes of Section 3.04 or 5.01, (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. Except for purposes of Sections 3.04 and 5.01, where reference is made to “the Company and the Subsidiaries on a consolidated basis” or similar language, such consolidation shall exclude therefrom all amounts attributable to Variable Interest Entities (other than SPE Subsidiaries).”
(h) Exhibit E of the Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibit E hereto.

(i) Section 5.08(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“The Borrowers will not request any Loan or Letter of Credit, and the Borrowers will not use, and will procure that their Subsidiaries and their and their Subsidiaries’ respective directors, officers, employees and agents will not use, the proceeds of any Loan or any Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction are not permissible for a Person required to comply with Sanctions or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”
SECTION 3. Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that:

(a) This Amendment has been duly authorized by any necessary corporate or other action and, if required, action by the holders of the Company’s Equity Interests and has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the Effective Date and after giving effect to the effectiveness of this Amendment:
(i)the representations and warranties of the Loan Parties set forth in the Loan Documents that are qualified by materiality are true and correct and such representations and warranties that are not so qualified are true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified by materiality are true and correct and such representations and warranties that are not so qualified are true and correct in all material respects, in each case, as of such earlier date); and
(ii)no Default has occurred and is continuing.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective, as of the date first above written, on the first date (the “Effective Date”) on which each of the following conditions is satisfied:

Exhibit 10.15

(a) The Administrative Agent (i) shall have executed this Amendment and (ii) shall have received from the Company and Lenders that constitute at least the Required Lenders a counterpart of this Amendment signed on behalf of such party (or written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission of a signed signature page) that such party has signed a counterpart of this Amendment).

(b) The Administrative Agent shall have received reimbursement of all expenses of the Administrative Agent required to be reimbursed by the Company pursuant to the Credit Agreement, and for which invoices have been presented at least two Business Days prior to the Effective Date, on or prior to the Effective Date.

The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, any Issuing Lender or any Lender under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law. THIS AMENDMENT, AND ALL ACTIONS, CAUSES OF ACTION OR CLAIMS OF ANY KIND (WHETHER AT LAW, IN EQUITY, IN CONTRACT, IN TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATED TO THIS AMENDMENT, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 7. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties hereto and thereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof (except for any provisions set forth in any related fee letters or any provisions expressed not be superseded by Section 9.06 of the Credit Agreement). Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by other electronic transmission (including in “.pdf” or “.tif” format) shall be effective as delivery of a manually executed counterpart hereof. This Amendment may not be waived, amended or otherwise modified except in accordance with Section 9.02 of the Credit Agreement.

SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 9. Incorporation by Reference. The provisions of Sections 9.09(b), 9.09(c), 9.09(d) and 9.10 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis, mutandis.

[Remainder of page intentionally left blank.]

Exhibit 10.15

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

TYSON FOODS, INC.,
by	/s/ Curt Calaway
Name: Curt Calaway
Title: SVP Finance & Treasurer

JPMORGAN CHASE BANK, N.A., individually and as the Administrative Agent,
by	/s/ Stephen Lescher
Name: Stephen Lescher
Title: Vice President

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Cobank, ACB
by	/s/ David L. Ericson
Name: David L Ericson
Title: Managing Director

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Morgan Stanley Bank, N.A.
by	/s/ Jonathan Kerner
Name: Jonathan Kerner
Title: Authorized Signatory

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Bank of America, N.A.
by	/s/ Aron Frey
Name: Aron Frey
Title: Director

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Barclays Bank PLC
by	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Royal Bank of Canada
by	/s/ John Flores
Name: John Flores
Title: Authorized Signatory

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Cooperatieve Rabobank U.A., New York Branch
by	/s/ Michalene Donegan
Name: Michalene Donegan
Title: Managing Director

For any Lender requiring a second signature line:

by	/s/ Irene Stephens
Name: Irene Stephens
Title: Vice President

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	MUFG Bank, Ltd. (formerly known as the Bank of Tokyo Mitsubishi UFJ, Ltd.)
by	/s/ Steve Aronowitz
Name: Steve Aronowitz
Title: Managing Director

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Credit Agricole Corporate and Investment Bank
by	/s/ Jill Wong
Name: Jill Wong
Title: Director

For any Lender requiring a second signature line:

by	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Goldman Sachs Bank USA
by	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Mizuho Bank, LTD.
by	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	U.S. Bank National Association
by	/s/ Michael N Ryno
Name: Michael N Ryno
Title: Vice President

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Wells Fargo Bank, National Association
by	/s/ Peter Kiedrowski
Name: Peter Kiedrowski
Title: Managing Director

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Farm Credit Bank of Texas
by	/s/ Alan Robinson
Name: Alan Robinson
Title: Vice President

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Regions Bank, as a Lender
by	/s/ Michael Veinbergs
Name: Michael Veinbergs
Title: Director

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Comerica Bank
by	/s/ John Smithson
Name: John Smithson
Title: Vice President

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Farm Credit Services of America, PCA
by	/s/ Bruce Dean
Name: Bruce Dean
Title: Vice President

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	AGFIRST FARM CREDIT BANK
by	/s/ Steven J. O'Shea
Name: Steven J. O'Shea
Title: Vice President

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	AMERICAN AGCREDIT, PCA
by	/s/ Amy Hodgson
Name: Amy Hodgson
Title: Vice President

Exhibit 10.15

SIGNATURE PAGE TO
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT OF
TYSON FOODS, INC.

Name of Institution:	Arvest Bank
by	/s/ Kenny A Bartle
Name: Kenny A Bartle
Title: Senior Vice President

Exhibit 10.15

EXHIBIT E
[FORM OF]
COMPLIANCE CERTIFICATE
[The form of this Compliance Certificate has been prepared for convenience only, and is not to affect, or to be taken into consideration in interpreting, the terms of the Credit Agreement referred to below. The obligations of the Borrowers under the Credit Agreement are as set forth in the Credit Agreement, and nothing in this Compliance Certificate, or the form hereof, shall modify such obligations or constitute a waiver of compliance therewith in accordance with the terms of the Credit Agreement. In the event of any conflict between the terms of this Compliance Certificate and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern and control, and the terms of this Compliance Certificate are to be modified accordingly.]
[For the fiscal quarter ended [_]]
[For the fiscal year ended [_]]
This certificate (“Certificate”) is furnished pursuant to Section 5.01(c) of the Amended and Restated Credit Agreement dated as of March [14], 2018 (as amended, restated, amended and restated, supplemented, extended and/or otherwise modified from time to time, the “Credit Agreement”), among Tyson Foods, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Credit Agreement.
The undersigned, duly authorized, qualified and acting Chief Financial Officer of the Company, hereby certifies on behalf of the Company and the Subsidiary Borrowers that:
(a)    [The financial statements referred to in Section 5.01(b) of the Credit Agreement, which are delivered concurrently with the delivery of this Certificate, present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries on a consolidated basis as of the end of and for the fiscal quarter referred to above and the then elapsed portion of the fiscal year on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.] To be provided in connection with delivery of quarterly financials pursuant to Section 5.01(b) of the Credit Agreement.
(b)    As of the date hereof, no Default exists [except as follows:].
(c)    No change in GAAP or in the application of GAAP, in either case, that applies to the Company or any of its consolidated Subsidiaries has occurred since the date of the most recent Compliance Certificate delivered pursuant to Section 5.01(c) of the Credit Agreement (or, prior to the first such delivery, since the date of the Company’s most recent audited financial statements referred to in Section 3.04 of the Credit Agreement)[, except for those changes disclosed in the report of the Company on Form 10-Q or 10-K, as applicable, for the period ending, [_________________] available at www.sec.gov (the “Current Report”)[.] [except as follows:] If any such change has occurred, specify the effect of such change on the financial statements accompanying this Certificate..
(d)    Set forth on Annex A hereto are true and accurate calculations of (i) the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense for the period of four consecutive fiscal quarters ended on [ ], 20[ ] and (ii) the Debt to Capitalization Ratio as of [ ], 20[ ].ANNEX A TO
COMPLIANCE CERTIFICATE

Exhibit 10.15

Interest Expense Coverage Ratio (Section 6.06)
The ratio of:
(i) Consolidated EBITDA for the four consecutive fiscal quarters ended at the date of the financial statements referred to in Section 5.01[(a)][(b)] of the Credit Agreement which are delivered concurrently with the delivery of this Certificate (the “Certificate Period”):

To:
(ii) Consolidated Cash Interest Expense for the Certificate Period:
Interest Expense Coverage Ratio as of the last day of the Certificate Period:	[__] : 1.00
Required Interest Expense Coverage Ratio for the Certificate Period must not be less than:	3.50 : 1.00

Please refer to Schedules 1 and 2 for a detailed calculation of the amounts set forth above.

Debt to Capitalization Ratio (Section 6.07)	(in ‘000s except for ratios)
The ratio of: (i) Debt to Capitalization Ratio Indebtedness as of the last day of the Certificate Period:
To:
(ii) Consolidated Total Capitalization as of the last day of the Certificate Period:
Debt to Capitalization Ratio as of the last day of the Certificate Period:	[__] : 1.00
Required Debt to Capitalization Ratio for the Certificate Period must not be more than:	[0.60] May be increased to 0.65 : 1.00 in accordance with Section 6.07 of the Credit Agreement following a written election of the Company referred to in such Section. : 1.00

Please refer to Schedules 3 and 4 for a detailed calculation of the amounts set forth above.

IN WITNESS WHEREOF, I have hereto set my name.
Dated: [__________], 20[__]

tyson foodS, inc.,
By

Name:
Title:

Schedule 1-3 to Exhibit E

Exhibit 10.15

[[5258809]]

[[DMS:5258809v6::: 01/02/2020-03:30 PM]]
Schedule 1 to Exhibit E
Consolidated EBITDA for the four fiscal quarter period ending [ ]
Worksheet ($ in ‘000s)
All amounts to be determined on a consolidated basis in accordance with GAAP. All amounts should be listed without duplication. For purposes of calculating Consolidated EBITDA for the Certificate Period, if during such period the Company or any Subsidiary has consummated a Material Acquisition or a Material Disposition, Consolidated EBITDA for the Certificate Period shall be calculated after giving pro forma effect thereto in accordance with Section 1.04(b) of the Credit Agreement pursuant to Line 17.

Consolidated Net Income: (a) -/+ (b) -/+ (c) -/+ (d) =
The consolidated net income (or loss) of the Company and its consolidated subsidiaries for the Certificate Period:
excluding (to the extent otherwise included therein):
any gains or losses, together with any related provision for taxes, realized upon any sale of assets other than in the ordinary course of business:
excluding (in the case of clause (c), other than for purposes of any calculation made on a Pro Forma Basis):

the net income (or loss) of any Person, accrued prior to the earlier of the date such Person becomes a Subsidiary of the Company or any of its consolidated subsidiaries or is merged into or consolidated with the Company or any of its consolidated subsidiaries or such Person’s assets are acquired by the Company or any of its consolidated subsidiaries:

the net income (or loss) of any Variable Interest Entity:
Plus the sum of (without duplication and only to the extent deducted in determining Consolidated Net Income):
interest expense of the Company and its consolidated subsidiaries (the “Consolidated Interest Expense”):
consolidated income tax expense:
all amounts attributable to depreciation and amortization:
extraordinary noncash losses:

noncash charges to the extent solely attributable to unrealized losses under ASC 815: If any cash payment is made with respect to any such noncash charge, it shall be subtracted in computing Consolidated EBITDA for the period during which it was made. See Line 14 below.

noncash charges (including goodwill writedowns): If any cash payment is made with respect to any such noncash charge, it shall be subtracted in computing Consolidated EBITDA for the period during which it was made. See Line 15 below.

any cash received during such Certificate Period with respect to any noncash gain attributable to unrealized gains under ASC 815 that was previously excluded pursuant to Line 12 below:
any cash received during such Certificate Period with respect to any nonrecurring noncash gain that was previously excluded pursuant to Line 13 below:
any amounts included in Lines 11-15 that are attributable to Variable Interest Entities:
Minus the sum of (without duplication and only to the extent included in determining Consolidated Net Income):
any extraordinary noncash gains:

Exhibit 10.15

noncash gains to the extent solely attributable to unrealized gains under ASC 815: If any cash is received with respect to any such noncash gain, it shall be added in computing Consolidated EBITDA for the period during which it is received. See Line 8 above.

nonrecurring noncash gains: If any cash is received with respect to any such noncash gain, it shall be added in computing Consolidated EBITDA for the period during which it is received. See Line 9 above.

any cash payment made during such Certificate Period with respect to any noncash charge attributable to unrealized losses under ASC 815 previously added back pursuant to Line 6 above (it being understood that the provision of cash collateral shall not constitute a “payment” for these purposes):

any cash payment made during such Certificate Period with respect to any noncash charge previously added back pursuant to Line 7 above:
any amounts included in Lines 2-9 that are attributable to Variable Interest Entities:
Plus/Minus
pro forma effect of Material Acquisition/Material Disposition:
Consolidated EBITDA (Sum of Lines 1-10 (as applicable), minus sum of Lines 11-16 (as applicable), plus/minus Line 17):

Schedule 2-2 to Exhibit E

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Schedule 2 to Exhibit E
Consolidated Cash Interest Expense for the period ending [ ]
Worksheet ($ in ‘000s)
All amounts to be determined on a consolidated basis in accordance with GAAP. For purposes of calculating Consolidated Cash Interest Expense for the Certificate Period, if during the Certificate Period the Company or any Subsidiary has consummated a Material Acquisition or a Material Disposition, Consolidated Cash Interest Expense for such period shall be calculated after giving pro forma effect thereto in accordance with Section 1.04(b) of the Credit Agreement pursuant to Line 12.
The sum of (without duplication):

Exhibit 10.15

interest expense of the Company and its consolidated subsidiaries: Include interest expense in respect of Finance Lease Obligations that would be included in the computation of interest expense under GAAP and taking into account net payments under Swap Agreements entered into to hedge interest rates to the extent such net payments are allocable to the Certificate Period in accordance with GAAP.

interest expense that would be imputed for the Certificate Period in respect of Synthetic Leases of the Company and its consolidated subsidiaries if such Synthetic Leases were accounted for as Finance Lease Obligations:

any interest or other financing costs becoming payable during the Certificate Period in respect of Indebtedness of the Company or its consolidated subsidiaries to the extent such interest or other financing costs have been capitalized rather than included in Consolidated Interest Expense for the Certificate Period in accordance with GAAP:

any cash payments made in respect of noncash amounts attributable to amortization of debt discounts or accrued interest payable in kind that were amortized or accrued in a previous period (other than any such cash payments in respect of the AdvancePierre Notes):

any commissions, discounts, yield and other fees and charges incurred in connection with Securitization Transactions which are payable to any Person other than the Company or any Subsidiary, and any other amounts comparable to or in the nature of interest under any Securitization Transaction, including losses on the sale of assets relating to any receivables securitization transaction accounted for as a “true sale”:

any amounts included in Lines 7-10 that are attributable to Variable Interest Entities:
Minus the sum of (to the extent included in Consolidated Interest Expense for the Certificate Period):

noncash amounts attributable to amortization or write-off of capitalized interest or other financing costs paid in a previous period:
noncash amounts attributable to amortization of debt discounts or accrued interest payable in kind for the Certificate Period:
noncash amounts attributable to Swap Agreements pursuant to GAAP, including as a result of the application of ASC 815:
the AdvancePierre Notes Premium Amount:
any amounts included in Lines 1-5 that are attributable to Variable Interest Entities:
Plus/Minus
pro forma effect of Material Acquisition/Material Disposition:
Consolidated Cash Interest Expense (Sum of Lines 1-6 (if applicable), minus sum of Lines 7-11 (if applicable), plus/minus Line 12):

Schedule 3-2 to Exhibit E

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Schedule 3 to Exhibit E
Debt to Capitalization Ratio Indebtedness as of the last day of the period ending [ ]
Worksheet ($ in ‘000s)
All amounts to be determined on a consolidated basis in accordance with GAAP.

Exhibit 10.15

Indebtedness for Borrowed Money: (a) + (b) + (c) + (d) + (e) + (f) =
The sum of:
all obligations of the Company and its consolidated subsidiaries for borrowed money or with respect to deposits or advances of any kind:
all obligations of the Company and its consolidated subsidiaries evidenced by bonds, debentures, notes or similar instruments:

all obligations of the Company and its consolidated subsidiaries in respect of the deferred purchase price of property or services; Including payments in respect of non-competition agreements or other arrangements representing acquisition consideration, in each case entered into in connection with an acquisition, but excluding accounts payable incurred in the ordinary course of business on normal commercial terms and not overdue by more than 60 days, deferred compensation and any purchase price adjustment, earnout or deferred payment of a similar nature (other than in respect of non-competition agreements and other such arrangements) incurred in connection with an acquisition (but only to the extent that, at the time of closing of such acquisition, the amount thereof is not determinable and, to the extent the amount thereof thereafter becomes fixed and determined, such amount is payable within 60 days thereafter; provided that, if such amount shall not have been paid within 60 days thereafter, such amount shall no longer be excluded).

all Finance Lease Obligations and Synthetic Lease Obligations of the Company and its consolidated subsidiaries:

all obligations of the Company and its consolidated subsidiaries in respect of Securitization Transactions: The “amount” or “principal amount” of any Securitization Transaction shall be deemed at any time to be the aggregate principal, capital or stated amount (or the substantive equivalent of any of the foregoing) of the Indebtedness, other securities or interests incurred or issued in such Securitization Transaction or, if there shall be no such principal, capital or stated amount (or the substantive equivalent of any of the foregoing), the uncollected amount of the accounts receivable or interests therein transferred pursuant to such Securitization Transaction, net of any such accounts receivables or interests therein that have been written off as uncollectible. Such “amount” or “principal amount” shall not include any amount of Indebtedness owing by any SPE Subsidiary to the Company or any other Subsidiary to the extent that such intercompany Indebtedness has been incurred to finance, in part, the transfers of accounts receivable and/or payment intangibles, interests therein and/or related assets and rights to such SPE Subsidiary.

Plus:

all Indebtedness of the Company and its consolidated subsidiaries of the type referred to in clauses (f), (i) or (j) of the definition of Indebtedness in respect of the Indebtedness of others of the types in Items (a) through (e) above: Excluding Guarantees of third party grower Indebtedness.

Minus:

to the extent included in Items (a) through (f), Indebtedness of Variable Interest Entities (other than Indebtedness of any SPE Subsidiary) that is not also Indebtedness of the Company or any Subsidiary (other than a Variable Interest Entity that is not an SPE Subsidiary) of the type referred to in Items (f):

Debt to Capitalization Ratio Indebtedness (Line 1 minus Line 2):

Schedule 4-1 to Exhibit E

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Exhibit 10.15

Schedule 4 to Exhibit E
Consolidated Total Capitalization as of the last day of the period ending [ ]
Worksheet (in ‘000s)
All amounts to be determined on a consolidated basis in accordance with GAAP.

The sum of:
Debt to Capitalization Ratio Indebtedness:
total shareholders’ equity of the Company, including noncontrolling interests:
Consolidated Total Capitalization (Sum of Lines 1 and 2):